UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2005
Date of report (Date of earliest event reported):

GERMAN AMERICAN BANCORP
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or other jurisdiction of incorporation)	0-11244 (Commission File Number)	35-1547518 (IRS Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana (Address of Principal Executive Offices)	47546 (Zip Code)

(812) 482-1314
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On April 27, 2005, German American Bancorp (the “Company”), issued a press release announcing its results for the quarter ended March 31, 2005 and making other disclosures. A copy of the press release and the consolidated financial statements that were included with that press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.

The Company's Board of Directors has declared a cash dividend of $0.14 per share which will be payable on May 20, 2005 to shareholders of record as of May 10, 2005.

On April 25, 2005, the Company announced that it had subscribed to purchase stock that will represent 9.7% of the common stock of Symphony Bancorp, a proposed bank holding company for Symphony Bank (a proposed new bank in organization) for a total purchase price of $1,485,000, subject to regulatory approval and the completion of the new bank's organization. Information regarding this investment (and similar investments that have been made in the last nine months by the Company in two other new or recent start-up community-based banks located in the larger metropolitan markets adjacent to the Company’s existing Southwestern Indiana geographic market area) is included in the Company’s April 25, 2005, press release, which is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1
Press release issued by the Company on April 27, 2005. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

99.2	Press release issued by the Company on April 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:  April 27, 2005

EXHIBIT INDEX

99.1
Press release issued by the Company on April 27, 2005. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

99.2	Press release issued by the Company on April 25, 2005.